UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2021

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)
12700 Hill Country Blvd., Suite
T-200
,
Austin, Texas 78738
(
Address of Principal Executive Offices)     (Zip Code)
Registrant’s telephone number, including area code: (512)
732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ACC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 12, 2021, American Campus Communities, Inc., as Parent Guarantor (the “Company”), and American Campus Communities Operating Partnership LP, the Company’s operating partnership, as Borrower (the “Operating Partnership”), entered into a Sixth Amended and Restated Credit Agreement (the “Agreement”) with the banks, financial institutions, and other lenders listed on the signature pages thereof as the Initial Lenders, Initial Issuing Bank, and Swing Line Bank; KeyBank National Association as Administrative Agent; KeyBanc Capital Markets Inc., J.P. Morgan Securities LLC and Capital One National Association as Joint Lead Arrangers; JPMorgan Chase Bank, N.A. and Capital One National Association as
Co-Syndication
Agents; Bank of America, N.A., U.S. Bank National Association, and Regions Bank as
Co-Documentation
Agents; and PNC Capital Markets LLC as sustainability agent. Pursuant to the Agreement, the Operating Partnership has a $1.0 billion senior unsecured revolving credit facility, which may be expanded by an additional $500.0 million upon the satisfaction of certain conditions. The revolving credit facility matures on May 12, 2025, subject to two six-month
extension options.
The Agreement extends the maturity date of the Operating Partnership’s prior revolving credit facility and also increases the accordion feature from $200.0 million to $500.0 million.
Each loan bears interest at a variable rate, at the Operating Partnership’s option, based upon a base rate of one-,
three-, or
six-month
LIBOR, plus, in each case, a spread based upon the Operating Partnership’s credit ratings, subject to adjustment based upon the achievement of specified environmental, social, and governance (“ESG”) targets (which include the achievement of diversity rates among the Company’s independent board members and employees and completion of certifications or renovations that meet certain sustainability standards).
The Company has agreed to guarantee the Operating Partnership’s obligations under Agreement, and to the extent other unsecured creditors receive guaranties from certain subsidiaries of the Operating Partnership in the future, such subsidiaries are obligated to provide like kind guaranties to the Lenders.
The amended and restated facility is available to, among other things, fund future property development, acquisitions, and other working capital needs, and for general corporate purposes.
The description herein of the Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Agreement filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Title

99.1*
Form of Sixth Amended and Restated Credit Agreement, dated as of May 12, 2021, among American Campus Communities Operating Partnership LP, as Borrower; American Campus Communities, Inc., as Parent Guarantor; any Additional Guarantors (as defined therein) acceding thereto pursuant to Section 7.05 thereof; the banks, financial institutions and other lenders listed on the signature pages thereof as the Initial Lenders, Initial Issuing Bank and Swing Line Bank; KeyBank National Association, as Administrative Agent; KeyBanc Capital Markets Inc., J.P. Morgan Securities LLC and Capital One National Association, as Joint Lead Arrangers; JPMorgan Chase Bank, N.A. and Capital One National Association, as Co-Syndication Agents; Bank of America, N.A., U.S. Bank National Association and Regions Bank, as Co-Documentation Agents; and PNC Capital Markets LLC, as sustainability agent

104	Cover page interactive data file (embedded within the Inline XBRL document)
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 14, 2021

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer, and Assistant Secretary

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

	By:	American Campus Communities, Inc., its sole member

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer, and Assistant Secretary
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